First Security Municipal Bond Fund

Institutional Shares – FIFSx

A Shares – FSARx

A series of Capitol Series Trust

SUPPLEMENT DATED DECEMBER 6, 2016, TO THE STATEMENT OF ADDITIONAL

INFORMATION OF THE FIRST SECURITY MUNICIPAL BOND FUND DATED

AUGUST 29, 2016, AS AMENDED

Please replace the section titled “Independent Registered Public Accounting Firm” on page 37 of the Fund’s Statement of Additional Information with the following:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, has been selected as the Independent Registered Public Accounting Firm for the Fund for its fiscal year ending April 30, 2017. Ernst & Young LLP provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.